UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! OWL ROCK CAPITAL CORPORATION 2021 Annual Meeting Vote by August 25, 2021 11:59 PM ET NEW YORK, NEW YORK 10022 D57346-P59656 You invested in OWL ROCK CAPITAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 26, 2021. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast at www.virtualshareholdermeeting.com/ORCC2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to August 12, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* August 26, 2021 9:00 A.M. Eastern Time www.virtualshareholdermeeting.com/ORCC2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items To elect each of Christopher M. Temple and Melissa Weiler to the board of directors of Owl Rock Capital Corporation (the “Company”) for three-year terms, each expiring at the 2024 annual meeting of shareholders and until their successors are duly elected and qualified; and Nominees: 1a. Christopher M. Temple 1b. Melissa Weiler To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and To consider and transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof. Board Recommends For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D57347-P59656